UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	December 28, 2011
SOUTHWEST IOWA RENEWABLE ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)
IOWA	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10868 189th Street, Council Bluffs, Iowa		51503
(Address of Principal Executive Offices)		(Zip Code)

(712) 366-0392
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective January 1, 2012, Southwest Iowa Renewable Energy, LLC (the “Company”) entered into an Ethanol Purchase Agreement (the “Ethanol Agreement”) with Bunge North America, Inc. (“Bunge”), a significant equity holder of the Company.  Under the Ethanol Agreement, the Company has agreed to sell Bunge all of the ethanol produced by the Company, and Bunge has agreed to purchase the same.  The Company will pay Bunge a per-gallon fee for ethanol sold by Bunge for the Company under the Ethanol Agreement subject to a minimum annual fee of $750,000 with adjustments made after the initial term of the Ethanol Agreement based on specified indices as published by the U.S. Department of Labor.  The initial term of the Ethanol Agreement expires on August 31, 2014, however the Ethanol Agreement will renew for successive three year terms unless one party provides the other notice of election to termination 180 days prior to the end of the current term.  The Ethanol Agreement replaces the prior ethanol agreement dated December 15, 2008 by and between the Company and Bunge (the “Prior Ethanol Agreement”).  While the Prior Ethanol Agreement was to expire in August, 2012, the Company and Bunge agreed to new terms under the Ethanol Agreement and to commence the Ethanol Agreement on January 1, 2012.

Effective January 1, 2012, the Company entered into a new employment agreement with Mr. Brian T. Cahill, its current General Manager, President and CEO (the “Employment Agreement”).  The Employment Agreement replaces a prior letter agreement between the Company and Mr. Cahill.  The Employment Agreement provides for “at-will” employment with an annual base salary of $196,000 and other employment benefits including a 401(k) plan, health and dental insurance, and participation in the Company’s bonus and equity incentive plans.  The initial term of the Employment Agreement expires on December 31, 2012, but automatically renews in successive one year terms unless terminated by Mr. Cahill or the Company.

The foregoing description of the Ethanol Agreement and the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Ethanol Agreement and the Employment Agreement, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by this reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided above in Item 1.01 with respect to Mr. Cahill is incorporated by reference into this item 5.02.

Item 7.01.	Regulation FD Disclosure

On December 28, 2011, the Company released a newsletter providing an update on year end tax information, as attached hereto at Exhibit 99.1.

The exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events

The information contained under Item 7.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits
Exhibit	Description
Number
10.1
Ethanol Purchase Agreement dated effective January 1, 2012 by and between Southwest Iowa Renewable Energy, LLC and Bunge North America, Inc.  Portions of the Ethanol Agreement have been omitted pursuant to a request for confidential treatment.

10.2	Employment Agreement dated effective January 1, 2012 by and between the Southwest Iowa Renewable Energy, LLC and Brian T. Cahill.

99.1	Year End Tax Newsletter from Southwest Iowa Renewable Energy, LLC, as released on December 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

	By:	/s/ Brian T. Cahill
Brian T. Cahill
Date: January 5, 2012		General Manager, President, and CEO